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                                                              EXHIBIT 10.17(G)

                             SEVENTH AMENDMENT TO
                               HFS INCORPORATED
                 AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                             AMENDED AND RESTATED
                             AS OF JUNE 14, 1994

                      FURTHER AMENDED AS OF MAY 5, 1995
                    FURTHER AMENDED AS OF JANUARY 22, 1995
                      FURTHER AMENDED AS OF MAY 20, 1996
                     FURTHER AMENDED AS OF JULY 24, 1996
                   FURTHER AMENDED AS OF SEPTEMBER 24, 1996

   The HFS Incorporated Amended and Restated 1993 Stock Option Plan (the "Restated Plan") is hereby further amended as follows:

   1. Section 4(a) of the Restated Plan is hereby amended and restated in its entirety to read as follows:

     "(a) The maximum number of Shares that may be issued or transferred pursuant to Options is 34,541,600 (or the number and kind of shares of stock or other securities which are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization), and HFS shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in HFS's treasury, or partly out of each, such number of Shares as shall be determined by the Board."

   2. Ratification. Except as expressly set forth in this First Amendment to the Restated Plan, the Restated Plan is hereby ratified and confirmed without modification.

   3. Effective Date. The effective date of this Seventh Amendment to the Restated Plan shall be April 30, 1997.